Exhibit 99.1

Administrative Law Judge makes recommendation on Cleco sale

•	Recommendation was that transaction as currently structured at time of hearing was not in public interest but outlines key conditions for state regulatory approval

PINEVILLE, La., Feb. 17, 2016 - Cleco Corporation (NYSE:CNL) announced the Administrative Law Judge (ALJ) assigned to preside over the hearing regarding the sale of Cleco to the North American investor group led by Macquarie Infrastructure and Real Assets and British Columbia Investment Management Corporation, with John Hancock Financial and other infrastructure investors (collectively known as the investor group) issued a non-binding recommendation that the transaction is not in the public interest. The ALJ indicated the conditions the Louisiana Public Service Commission (LPSC) should consider if it approves the transaction.

The conditions described in the ruling for LPSC consideration:

•	The 77 Regulatory Commitments should be made part of the transaction.

•	The two policy issues stated in the recommendation should be considered at a future proceeding no later than 2017.

This action is the final step needed for the LPSC to vote on the transaction, which is expected to take place Wednesday, Feb. 24, during its Business and Executive Session.

“We are very encouraged by the ALJ ruling as it both outlines the conditions in which the LPSC should consider approval of the transaction as well as identifies the credit ratings of Cleco Power as the critical element of assessing whether customers are harmed or not harmed as a result of the transaction,” said Darren Olagues, president of Cleco Power. “The ALJ was clearly unable to consider the recently updated ratings assessment issued by Moody’s and Standard & Poor’s, which suggest that Cleco Power and Cleco Corporation will remain investment grade as a result of the transaction. We believe when the weight of that evidence is considered along with the 77 commitments and the $143 million of customer savings, the transaction brings to our customers, the LPSC will conclude what we firmly believe - the transaction is in the public interest.”

Forward-Looking Statements

Please note: Statements in this press release include “forward-looking statements” about future events, circumstances and results within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this press release, including, without limitation, statements containing the words “may,” “might,” “will,” “should,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future”, “potential,” “intend,” “seek to,” “plan,” “assume,” “believe,” “target,” “forecast,” “goal,” “objective,” “continue” or the negative of such terms or other variations thereof and similar expressions, are statements that could be deemed forward-looking statements. These statements are based on the current expectations of Cleco’s management.

Although Cleco believes that the expectations reflected in such forward-looking statements are reasonable, such forward-looking statements are based on numerous assumptions (some of which may prove to be incorrect) and are subject to risks and uncertainties that could cause the actual results and events in future periods to differ materially from Cleco’s expectations and those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. Risks, uncertainties and other factors include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; or could otherwise cause the failure of the merger to close; (ii) the failure to obtain Louisiana Public Service Commission approval required for the merger, or required Louisiana Public Service Commission approval delaying the merger or causing the parties to abandon ; (iii) the failure to obtain any financing necessary to complete the merger; (iv) risks related to disruption of management’s attention from Cleco’s ongoing business operations due to the merger; (v) the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted against Cleco and others relating to the merger agreement; (vi) the risk that the pendency of the merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the pendency of the merger; (vii) the fact that actual or expected credit ratings of Cleco or any of its affiliates, or otherwise relating to the merger, may be different from what the parties expect; (viii) the effect of the announcement of the merger on Cleco’s relationships with its customers, operating results and business generally; (ix) the amount of the costs, fees, expenses and charges related to the merger; (x) the receipt of an unsolicited offer from another party to acquire assets or capital stock of Cleco that could interfere with the merger; (xi) future regulatory or legislative actions that could adversely affect Cleco; and (xii) other economic, business and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of Cleco. Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on any forward-looking statements.

Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in Cleco’s Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2014, which was filed with the Securities and Exchange Commission on Feb. 27, 2015, under the headings Part I, Item 1A, “Risk Factors,” Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and in subsequently filed Forms 10-Q and 8-K. All subsequent written and oral forward-looking statements attributable to Cleco or persons acting on its behalf are expressly qualified in their entirety by the factors identified above. The forward-looking statements represent Cleco’s views as of the date on which such statements were made and Cleco undertakes no obligation to update any forward-looking statements, whether as a result of changes in actual results, change in assumptions, or other factors affecting such statements.

About Cleco Corporation and Cleco Power LLC

Cleco Corporation is a public utility holding company headquartered in Pineville, La. Cleco owns a regulated electric utility company, Cleco Power LLC, which is engaged principally in the generation, transmission, distribution, and sale of electricity, primarily in Louisiana. Cleco Power owns 10 generating units with a total nameplate capacity of 3,333 megawatts. Cleco Power serves approximately 286,000 customers in Louisiana through its retail business, and it supplies wholesale power in Louisiana and Mississippi. Cleco Corporation announced on Oct. 20, 2014, that it entered into an agreement to be acquired by a North American investor group led by Macquarie Infrastructure and Real Assets and by British Columbia Investment Management Corporation. Louisiana Public Service Commission approval of the transaction is pending. For more information about Cleco, visit www.cleco.com.

About MIRA

Macquarie Infrastructure and Real Assets (MIRA) is the world’s leading infrastructure asset manager with growing portfolios in real estate, agriculture and energy. MIRA manages more than $101 billion of assets under management invested in more than 120 portfolio businesses, ~300 properties, ~ 3.6 million ha of farmland. MIRA is part of Macquarie Group, a leading financial services provider across a diverse range of sectors around the world. Founded in 1969, Macquarie Group is listed on the Australian Stock Exchange and has operations in 28 countries and has a total of $370 billion in assets under management.

About bcIMC

With C$123.6 billion of managed net assets, the British Columbia Investment Management Corporation (bcIMC) is one of Canada’s largest institutional investors within the global capital markets. Based in Victoria, British Columbia, bcIMC is a long-term institutional investor that invests in all major asset classes including infrastructure and other strategic investments. bcIMC’s clients include public sector pension plans, public trusts, and insurance funds.

Cleco Analyst/Investor Contact:
Tom Miller
tom.miller@cleco.com
(318) 484-7642

Cleco Media Contact:
Robbyn Cooper
robbyn.cooper@cleco.com
(318) 484-7136

Macquarie Contact:
Melissa McNamara
melissa.mcnamara@macquarie.com
(212) 231-1667

bcIMC Contact:
Gwen-Ann Chittenden
communications@bcimc.com
(778) 410-7156